Exhibit 10.1 (b)
Supplemental Agreement
between
The Royal Bank of Scotland plc acting as agent for National Westminster Bank Plc
and
Anixter Limited and
Anixter International Limited

THIS IS AN IMPORTANT DOCUMENT. YOU SHOULD TAKE INDEPENDENT LEGAL ADVICE BEFORE SIGNING AND SIGN ONLY IF YOU WANT TO BE LEGALLY BOUND.
THIS SUPPLEMENTAL AGREEMENT is made between:-
(1)	The Royal Bank of Scotland plc acting as agent for National Westminster Bank Plc (the “Bank”); and

(2)	Anixter Limited, Company Number 00248952; and Anixter International Limited, Company Number 02265172 (the “Borrowers”)
to set out the basis on which the Bank and the Borrowers have agreed to amend the agreement entered into between the Bank and the Borrowers dated 12 September 2007 (the “Agreement”) setting out the terms and conditions upon and subject to which the Bank agreed to make available to the Borrowers a multi-currency revolving advance facility of £15,000,000 (the “Facility”).
Accordingly:-
1	All words and expressions defined in the Agreement unless the context otherwise requires, shall have the same meanings in this Supplemental Agreement.

2	The terms and conditions of this Supplemental Agreement shall not come into effect unless the following conditions are satisfied:-
(a)	the Bank has received and is satisfied with the duplicate of this Supplemental Agreement signed on behalf of each of the Borrowers; and

(b)	the Bank has received and is satisfied with a certified copy of the Resolution of the Board of Directors of each of the Borrowers approving the transaction contemplated by this Supplemental Agreement and authorising a specified person to sign this Supplemental Agreement.
3	The Schedule, based upon the Debt Rating, to which the definition of “Applicable Margin” refers is hereby deleted and replaced with the following:
Schedule

Debt Ratings
S&P/Moody’s/Fitch	Facility Fee	Applicable Margin
≥BBB+/Baa1/BBB+	0.15%	1.25% per annum
BBB/Baa2/BBB	0.20%	1.50% per annum
BBB-/Baa3/BBB-	0.25%	1.75% per annum
BB+/Ba1/BB+	0.50%	2.00% per annum
BB/Ba2/BB	0.50%	2.25% per annum
≥BB-/Ba3/BB-	0.50%	2.50% per annum
The following two Definitions shall be added to the Agreement:-
“LIBOR” means the British Bankers’ Association Interest Settlement Rate for the relevant currency and duration of the Advance at 11 a.m. on the Rate Fixing Day.
“Rate Fixing Day” means for a Sterling Advance, its drawdown date and for a Foreign Currency Advance, two Business Days before its drawdown date.
Clauses 3.2 and 4 of the Agreement are hereby deleted and replaced with the following Clauses 3.2 and 4:-
3.2	Each request for an Advance shall be made to Global Banking Markets specifying:-
(a)	the currency in which the Advance is to be denominated;

(b)	the amount of the Advance which shall be not less than £100,000 (or the Foreign Currency equivalent thereof) or such other amount which is acceptable to the Bank;

(c)	the date on which the Advance is required, which must be a Business Day; and

(d)	the duration of the Advance which shall be 1, 3 or 6 months (or such other duration which is acceptable to the Bank) subject to the provision that the duration of any Advance shall not extend beyond the expiry date of the Commitment Period.
Each request shall be unconditional and irrevocable and unless otherwise agreed by the Bank shall require to be received in respect of an Advance denominated in Sterling not later than 11 a.m. on the Rate Fixing Day and in respect of an Advance denominated in Foreign Currency not later than 9 a.m. on the Rate Fixing Day.

4	INTEREST
4.1	The Borrower shall in respect of each Advance pay to the Bank interest at a percentage rate per annum which is equivalent to the aggregate of:-
(i)	the Applicable Margin above LIBOR; and

(ii)	Mandatory Costs in the case of an Advance denominated in Sterling.
A certificate by the Bank as to the amount of such cost shall be conclusive in the absence of manifest error.
4.2	Interest on each Advance shall be calculated on a daily basis and on a year of 365 days in the case of an Advance denominated in Sterling and on a year of 360 days (or such other period as may be determined by the Bank to reflect market convention for the relevant Foreign Currency) in the case of an Advance denominated in Foreign Currency and shall be paid on maturity of the Advance unless the duration of the Advance is more than six months in which case interest shall be paid six monthly and on maturity of the Advance.

4.3	If the Bank is unable (whether due to any change in operation or structure of the London Interbank Market or any other reason) to obtain a LIBOR rate or the Bank advises the Borrower that the LIBOR rate is less than the cost to the Bank of funding the Advance, the Bank shall offer a rate equal to the aggregate of:-
(i)	2% per annum above the rate representing the cost to the Bank of funding the Advance from whatever source it may reasonably select; and

(ii)	Mandatory Costs in the case of an Advance denominated in Sterling.

The Bank shall promptly notify the Borrower of any such circumstances and the rate to apply.
4.4	At any time after an Event of Default has occurred, which has not been waived or remedied, the Bank shall be entitled to charge interest at a rate of 2% per annum above the rate determined by the Bank in terms of Clause 4.1, in respect of each Advance (or such other rate as may be determined by the Bank and notified to the Borrower from time to time) on the aggregate of the Facility and any outstanding interest up to the earlier of (i) the date on which the Bank notifies the Borrower in writing that it is satisfied that such Event of Default has been remedied and (ii) the date on which the Facility is repaid and any other amounts outstanding under this Agreement have been paid in full. Interest shall be payable at the rate both before and after demand, court decree or judgment.
4	The Borrowers shall pay to the Bank within 7 days following the execution of this Supplemental Agreement a fee of £37,500 in consideration of the changes set out in this Supplemental Agreement.

5	All other terms and conditions of the Agreement remain unaltered and shall continue in full force and effect.

6	This Supplemental Agreement and the Agreement shall, as from the date of this Supplemental Agreement, be read and construed together as constituting the agreement between the Bank and the Borrowers.
Signed for and on behalf of the Bank

Signature	/s/ Colin Piercy

Colin Piercy
Relationship Director
Date 08/18/2009
The Borrowers hereby accept the above terms and conditions
Signed for and on behalf of Anixter Limited in accordance with the authority held by the Bank

Signature	/s/ William Robert Banks

Date 09/04/09
Signed for and on behalf of Anixter International Limited in accordance with the authority held by the Bank

Signature	/s/ William Robert Banks

Date 09/04/09

Resolution re Supplemental Agreement
Extract from the Minutes of a Meeting of the Directors of Anixter Limited (the “Company”)
“After due consideration of all the circumstances and on being satisfied that it is for the benefit of the Company and in the interests of the Company for the purpose of carrying on its business to enter into a supplemental agreement (the “Supplemental Agreement”) in the form now produced in respect of the Facility of £15,000,000 made available to the Company by The Royal Bank of Scotland plc acting as agent for National Westminster Bank Plc (the “Bank”) in terms of the Agreement between the Company and the Bank dated 12 September 2007.
IT WAS RESOLVED that in addition to and without amending, prejudicing or revoking any Bank Mandate/Company Excerpt Minute or any other instruction/s provided or to be provided by the Company to the Bank*       be authorised to sign on behalf of the Company the Supplemental Agreement”
I hereby certify that the foregoing is a true extract from the Minutes of a Meeting of the Directors of the Company at which (all appropriate interests having been declared) a quorum entitled to vote was present duly held on the *       day of       and that a true copy of the Supplemental Agreement has been retained by the Company.
Secretary
* Please complete

Resolution re Supplemental Agreement
Extract from the Minutes of a Meeting of the Directors of Anixter International Limited (the “Company”)
“After due consideration of all the circumstances and on being satisfied that it is for the benefit of the Company and in the interests of the Company for the purpose of carrying on its business to enter into a supplemental agreement (the “Supplemental Agreement”) in the form now produced in respect of the Facility of £15,000,000 made available to the Company by The Royal Bank of Scotland plc acting as agent for National Westminster Bank Plc (the “Bank”) in terms of the Agreement between the Company and the Bank dated 12 September 2007.
IT WAS RESOLVED that in addition to and without amending, prejudicing or revoking any Bank Mandate/Company Excerpt Minute or any other instruction/s provided or to be provided by the Company to the Bank*       be authorised to sign on behalf of the Company the Supplemental Agreement”
I hereby certify that the foregoing is a true extract from the Minutes of a Meeting of the Directors of the Company at which (all appropriate interests having been declared) a quorum entitled to vote was present duly held on the *       day of       and that a true copy of the Supplemental Agreement has been retained by the Company.
Secretary
*Please complete
The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
Agency agreements exist between members of The Royal Bank of Scotland Group